SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 23, 2001

                              BELLSOUTH CORPORATION
             (Exact name of registrant as specified in its charter)


          Georgia                      1-8607            58-1533433
        (State or other            (Commission       (IRS Employer
        jurisdiction of            File Number)      Identification
         incorporation)                                    No.)


Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia    30309-3610
       (Address of principal executive offices)                (Zip Code)


               Registrant's telephone number, including area code
                                 (404) 249-2000


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Cautionary Language Concerning Forward-Looking Statements
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In addition to historical  information,  this document contains  forward-looking statements regarding events and financial trends that may affect our future operating results, financial position and cash flows. These statements are based on our assumptions and estimates and are subject to risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

There are possible developments that could cause our actual results to differ materially from those forecast or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

While the below list of cautionary statements is not exhaustive, some factors that could affect future operating results, financial position and cash flows and could cause actual results to differ materially from those expressed in the forward-looking statements are:

- a change in economic conditions in domestic or international markets where we operate or have material investments which would affect demand for our services;

- significant deterioration in foreign currencies relative to the U.S. dollar in foreign countries in which we operate;

- changes in U.S. or foreign laws or regulations, or in their interpretations, which could result in the loss, or reduction in value, of our licenses, concessions or markets, or in an increase in competition, compliance costs or capital expenditures;

-    a decrease in the growth rate of demand for the services which we offer;

- the intensity of competitive activity and its resulting impact on pricing strategies and new product offerings;

-    protracted delay in our entry into the interLATA long distance market;

- higher than anticipated start-up costs or significant up-front investments associated with new business initiatives;

-    the outcome of pending litigation;

- unanticipated higher capital spending from, or delays in, the deployment of new technologies; and

- the impact of the wireless joint venture with SBC Communications, known as Cingular Wireless, including marketing and product development efforts and financial capacity.


Item 5. Other Events and Regulation FD Disclosure

On July 23, 2001, BellSouth announced earnings for the second quarter and year-to-date periods of 2001. See the attached press release at Exhibit 99a.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.

  99a           Press Release - Second Quarter 2001 Earnings
  99b           Second Quarter 2001 Investor News
  99c           Second Quarter 2001 Cingular Wireless - (Pro Forma)


Item 9.  Regulation FD Disclosure

On July 23, 2001, BellSouth posted its investor news brief for the second quarter 2001 and the pro forma results for Cingular Wireless for first quarter 2000 and 2001. See Exhibit 99b and 99c for a complete copy of these documents.


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                              SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION


By:  /s/ W. Patrick Shannon
      W. Patrick Shannon
      Vice President - Finance and
       Supply Chain Management
     July 23, 2001